U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report: September 29, 2005

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                     55113
(Mailing address of principal executive offices)        (Zip Code)

Registrant's telephone number: (651) 483-3114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 2.01 Completion of Acquisition or Disposition of Assets.

September 29, 2005
ISA INTERNATIONALE INC. (OTCBB: ISAT) announces it completed a revised Portfolio Debt Purchase Agreement Addendum C on September 27, 2005 by and between Money Asset Management, Inc., Harrison Asset Management, Inc. and Cash Asset Management, Inc. (hereinafter referred to as "Sellers"), with their principal address at 5000 N. Parkway Calabasas, Suite 303, Calabasas CA 91302 and ISA Acquisition Corporation, now renamed as ISA Financial Services, Inc. and its wholly owned subsidiary ISA Acceptance Corporation, (Hereinafter referred to as "Buyers")(both are wholly owned subsidiaries of the registrant, ISA Internationale Inc.). The accounts within the portfolios were originally purchased "as is", except the original Portfolio Debt Purchase Agreement did have an Addendum to Portfolio Debt Purchase Agreement Exhibit A Recourse Procedures and Addendum to Portfolio Debt Purchase Agreement Exhibit B Recourse Procedures. Addendum C was created under the express guidelines as outlined in both Exhibit A and Exhibit B Addendums in the original agreement signed, agreed and dated May 11, 2005, wherein Buyer(s) have the contractual right to a refund on the qualifying recourse accounts on or before September 30, 2005. After that date no accounts will be accepted for recourse.
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In accordance with the recourse provisions of the agreement, Buyers made requests for alternate or replacement contract receivables to replace the following amounts of contract receivables, in order to satisfy the right to refund clause, mutually determined by both Buyers and Sellers to be qualifying recourse accounts.

The following is a summary of the purchased face value of the accounts that meet one or more of the above reasons for recourse refund determination:

     Cash Asset Management Inc. minus accounts =    $ 838,448 face value
                                               =       23,476 purchase price
     Money Asset Management Inc. minus accounts =   5,752,067 face value
                                               =      161,058 purchase price

The following is a summary of the Sellers alternate or contract replacements that the Buyers have agreed to accept to fulfill the contract obligations of the Sellers obligation to submit recourse accounts or refunds for the purchase price of the recourse accounts summarized above:

     Cash Asset Management Inc. plus accounts =         $ 829 face value
                                               =           21 purchase price
     Money Asset Management Inc. plus accounts =    2,711,617 face value
                                               =       69,808 purchase price
     Harrison Asset Management Inc. plus accounts = 13,349,657 face value
                                               =      114,705 purchase price

Based upon a detailed review of the recourse accounts received at this date, Buyers herein do agree to accept the above alternate recourse accounts and their respective computed value as recourse replacement accounts and their respective purchase price as complete and equal exchange and further that the other terms and conditions of the original Portfolio Debt Purchase Agreement are still in force and in agreement as correct, to the best of their knowledge and belief.

                        PORTFOLIO DEBT PURCHASE AGREEMENT
                                  SCHEDULE C
CLOSING STATEMENT (REVISED)

ENTITY:       FACE VALUE        PURCHASE AMOUNT    SHARES
MAMI         $23,521,221           $656,582        610,035
CAMI          11,325,551            323,614        293,735
HAMI          13,349,657            114,704        346,230
             -----------         ----------      ---------
TOTAL        $48,196,429         $1,094,900      1,250,000

The total Purchase amount is $ 1,094,900. Buyers will close with payment of 1,250,000 shares of ISA Internationale Inc. restricted common stock to be submitted and released from an escrow account at Dieterich & Associates, Los Angeles, CA.
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Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
c. Exhibits
EXHIBIT NO.     DESCRIPTION

99.1      Form 8-K filed on August 23, 2004 incorporated by reference.
99.2      Form 8-K filed on November 3, 2004 incorporated by reference.
99.3      Form 8-K filed on January 14, 2005 incorporated by reference.
99.4      Form 8-K filed on May 18, 2005 incorporated by reference.
99.5      Form 8-K filed on July 28, 2005 incorporated by reference.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2005

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
       President and CEO